Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 2
Dated as of July 14, 2023
to
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 8, 2022
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of July 14, 2023 (the “Effective Date”), by and among (i) Hillenbrand, Inc., an Indiana corporation (the “Company”), (ii) the parties identified as Subsidiary Borrowers on the signature pages hereof (each a “Subsidiary Borrower” and, collectively with the Company, the “Borrowers”), (iii) the Lenders party hereto (the “Lenders”) and (iv) JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), to that certain Fourth Amended and Restated Credit Agreement, dated as of June 8, 2022, by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement (as defined below).
WHEREAS, the Borrowers have requested that the requisite Lenders make certain modifications to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below:
(a)The parties hereto agree that the Credit Agreement (including the Exhibits thereto) shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement (including the affected Exhibits thereto) attached as Annex A hereto.
(b)Schedule 2.06 of the Credit Agreement shall be restated in its entirety as attached as Annex B hereto.
The Credit Agreement as so amended pursuant to this Section 1, is referred to in this Amendment as the “Amended Credit Agreement”.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

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(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, U.S. Bank National Association in its capacity as an Issuing Bank and the Administrative Agent.
(b)The Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.
(c)The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the Loan Documents.
3.Representations and Warranties of the Borrowers. Each Borrower for itself hereby represents and warrants as follows:
(a)This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.
(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment shall be a Loan Document.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
HILLENBRAND, INC.,
as the Company
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Vice President and Treasurer

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HILLENBRAND LUXEMBOURG INC.,
as a Subsidiary Borrower
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Treasurer

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION K-TRON (SCHWEIZ) GMBH,
as a Subsidiary Borrower
By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Authorized Signatory

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HILLENBRAND SWITZERLAND GMBH,
as a Subsidiary Borrower

By /s/ Theodore S. Haddad, Jr.
    Name: Theodore S. Haddad, Jr.
    Title: Chairman of the Board of Managing Officers

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

ROTEX EUROPE LTD,
as a Subsidiary Borrower

By /s/ James D. Huchison
Name: James D. Huchison
Title: Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COPERION GMBH,
as a Subsidiary Borrower

By /s/ Markus Parzer
    Name: Markus Parzer
    Title: Managing Director

By /s/ Stefan Rottke
    Name: Stefan Rottke
    Title: Managing Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HILLENBRAND GERMANY HOLDING GMBH,
as a Subsidiary Borrower

By /s/ Kimberly K. Ryan
    Name: Kimberly K. Ryan
    Title: Managing Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By /s/ Christopher A. Salek
Name: Christopher A. Salek
Title: Executive Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Heather Hoopingarner
Name: Heather Hoopingarner
Title: Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By /s/ Casey Klepsch
Name: Casey Klepsch
Title: Senior Vice President

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

CITIZENS BANK, N.A., as a Lender

By /s/ Izabela Algave
Name: Izabela Algave
Title: Vice President

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Taylor Snare
Name: Taylor Snare
Title: Vice President

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

U.S. BANK NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender

By /s/ Ronald W. Denno
Name: Ronald W. Denno
Title: Vice President

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

BMO HARRIS FINANCING, INC., as a Lender

By /s/ Jennifer Wolter
Name: Jennifer Wolter
Title: Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/ Jun Ashley
Name: Jun Ashley
Title: Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

TRUIST BANK, as a Lender

By /s/ Troy Weaver
Name: Troy Weaver
Title: Managing Director

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

BANK OF AMERICA, N.A., as a Lender

By /s/ Brian D. Smith
Name: Brian D. Smith
Title: Senior Vice President

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By /s/ Mathew Ward
Name: Mathew Ward
Title: Managing Director

By /s/ Robert Sullivan
Name: Robert Sullivan
Title: Vice President

Signature Page to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Fourth Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of June 8, 2022, by and among Hillenbrand, Inc. (the “Company”), the Subsidiary Borrowers (collectively with the Company, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of July 14, 2023, and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
        This Consent and Reaffirmation shall be construed in accordance with and governed by the law of the State of New York. This Consent and Reaffirmation may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Reaffirmation by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent and Reaffirmation.

Dated July 14, 2023

[Signature Page Follows]

    IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

MILACRON PLASTICS TECHNOLOGIES GROUP LLC By:/s/ Theodore S. Haddad, Jr. Name: Theodore S. Haddad, Jr. Title: Treasurer	PROCESS EQUIPMENT GROUP, INC. By:/s/ Theodore S. Haddad, Jr. Name: Theodore S. Haddad, Jr. Title: Treasurer

K-TRON INVESTMENT CO. By:/s/ Theodore S. Haddad, Jr. Name: Theodore S. Haddad, Jr. Title: Vice President and Assistant Treasurer	MILACRON MARKETING COMPANY LLC By:/s/ Theodore S. Haddad, Jr. Name: Theodore S. Haddad, Jr. Title: Treasurer

MILACRON LLC By:/s/ Theodore S. Haddad, Jr. Name: Theodore S. Haddad, Jr. Title: Treasurer	HILLENBRAND LUXEMBOURG INC. By:/s/ Theodore S. Haddad, Jr. Name: Theodore S. Haddad, Jr. Title: Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 2 to
Fourth Amended and Restated Credit Agreement
(Hillenbrand, Inc., et al.)

ANNEX A

Attached

Table Of Contents (continued)

Page
SCHEDULES:
Schedule 2.01 – Commitments
Schedule 2.06 – Existing Letters of Credit
Schedule 3.01 – Subsidiaries
Schedule 6.01 – Existing Liens
Schedule 6.03 – Existing Indebtedness

EXHIBITS:

Exhibit A    – Form of Assignment and Assumption Exhibit B-1    – Form of Borrowing Request
Exhibit B-2    – Form of Interest Election Request Exhibit C    – Form of Increasing Lender Supplement Exhibit D    – Form of Augmenting Lender Supplement Exhibit E    – List of Closing Documents
Exhibit F-1    – Form of Borrowing Subsidiary Agreement Exhibit F-2    – Form of Borrowing Subsidiary Termination Exhibit G    – Form of Subsidiary Guaranty
Exhibit H-1    – Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships) Exhibit H-2    – Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships) Exhibit H-3    – Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships) Exhibit H-4    – Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships)
Exhibit I-1     – Form of Revolving Loan Note Exhibit I-2     – Form of Term A-1 Loan Note Exhibit I-3     – Form of Term A-2 Loan
Exhibit J    – Form of Designated Letter of Credit Agreement

Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted TIBO Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Pounds Sterling, (iv) Swiss Francs,
(v) Canadian Dollars, (vi) Japanese Yen and (vii) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Revolving Lenders.
“Agreement” has the meaning assigned to such term in the introductory paragraph. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of
(a)the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and
(c)the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

“Amendment No. 1 Effective Date” means June 21, 2023.

“Amendment No. 2 Effective Date” means July 14, 2023.

“Ancillary Document” has the meaning assigned to it in Section 9.06.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action.

“Departing Lender” means each lender under the Existing Credit Agreement that executes and delivers to the Administrative Agent a Departing Lender Signature Page.

“Departing Lender Signature Page” means the signature page to this Agreement on which it is indicated that the Departing Lender executing the same shall cease to be a party to the Existing Credit Agreement on the Effective Date.

“Designated Account Party” means the Company or any Subsidiary (or a Person that is a Subsidiary as of the date that a letter of credit becomes a Designated Letter of Credit).

“Designated Letter of Credit Agreement” means a Designated Letter of Credit Agreement by and among the Company, the applicable Issuing Bank and the Administrative Agent substantially in the form of Exhibit J.

“Designated Letters of Credit” means any letter of credit that (i) was originally issued by an Issuing Bank on a bilateral basis (not pursuant to this Agreement) for the account of a Designated Account Party and (ii) in respect of which the Company, the applicable Issuing Bank and the Administrative Agent have entered into a Designated Letter of Credit Agreement.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property or asset by any Person, including any sale, assignment (excluding any Lien), transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar Amount” of any amount of any currency means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in a Foreign Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with such Foreign Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Reuters source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with such Foreign Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems reasonably appropriate) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems reasonably appropriate.

“Dollars” or “$” refers to lawful money of the United States of America.

“Domestic Foreign Holdco Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America (excluding any possession or territory thereof), substantially all of the assets of which consist of the Equity Interests (including Equity Interests held through entities disregarded from their owner for U.S. federal income tax purposes) of (and/or receivables or other amounts due from) one or more Foreign Subsidiaries that are “controlled foreign corporations” within the meaning of section 957 of the Code, so long as such Domestic Subsidiary (i) does not conduct any business or other activities other than the ownership of such Equity Interests and/or receivables and (ii) does not incur, and is not otherwise liable for, any Indebtedness (other than intercompany indebtedness permitted by Section 6.03(g)), in each case, other than immaterial assets and activities reasonably related or ancillary thereto.

“Domestic Loan Party” means the Company and each other Loan Party that is a Domestic Subsidiary.

“Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America (excluding any possession or territory thereof) other than any Domestic Foreign Holdco Subsidiary.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Subsidiary acting as a Subsidiary Guarantor under this Agreement would cause such a violation or would be so prohibited as described in the foregoing clause (a).

“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,
(i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender (including a Participant treated as a Lender pursuant to Section 9.04(c)), U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by any Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office,
(c) any Canadian federal withholding Taxes imposed on the payment as a result of having been made to a Recipient that, at the time of making such payment, (i) is a person with which a Loan Party does not deal at arm’s length (for the purposes of the Income Tax Act (Canada)), or (ii) is a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of a Loan Party or does not deal at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder” (other than where the non-arm’s length relationship arises, or where the Recipient is a “specified shareholder” or does not deal at arm’s length with a “specified shareholder”, in connection with or as a result of the Recipient having become a party to, received or perfected a security interest under or received or enforced any rights under, a Loan Document), (d) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (e) any withholding Taxes imposed under FATCA.

“Existing Credit Agreement” is defined in the recitals hereof
“Existing Letters of Credit” is defined in Section 2.06(a).

“Existing Loans” is defined in Section 2.01.

“Existing U.S. Bank Letters of Credit” is defined in Section 2.06(a)

“Extended Maturity Date” is defined in Section 2.25(a). “Extending Lender” is defined in Section 2.25(b).

form reasonably acceptable to the Administrative Agent and the relevant Issuing Bank, at any time and from time to time during the Revolving Credit Availability Period. Notwithstanding the foregoing, (i) the letters of credit identified on Part A of Schedule 2.06 (the “Existing Letters of Credit”) shall be deemed to be “Letters of Credit” issued on the Effective Date for all purposes of the Loan Documents, (ii) the letters of credit identified on Part B of Schedule 2.06 (the “Existing U.S. Bank Letters of Credit”) shall be deemed to be “Letters of Credit” issued on the Amendment No. 2 Effective Date for all purposes of the Loan Documents and (iii) all Designated Letters of Credit of any Designated Account Party shall be deemed to be “Letters of Credit” issued on the effective date of the Designated Letter of Credit Agreement applicable to such Designated Letters of Credit for all purposes of the Loan Documents. Notwithstanding anything herein to the contrary, no Issuing Bank shall have any obligation hereunder to issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or (ii) (x) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is a Sanctioned Country or (y) in any manner that would result in a violation of any Sanctions by any party to this Agreement or (iii) the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally. The Company unconditionally and irrevocably agrees that, (A) in connection with any Letter of Credit issued for the account of any Subsidiary as provided in the first sentence of this paragraph and (B) all Existing Letters of Credit, all Existing U.S. Bank Letters of Credit and all Designated Letters of Credit, the Company will in each case be fully responsible for the reimbursement of LC Disbursements in accordance with the terms hereof, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Company hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such a Subsidiary that shall be an account party in respect of any such Letter of Credit).

(b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the applicable Borrower shall deliver (including by electronic communication, if arrangements for doing so have been approved by the relevant Issuing Bank) to the relevant Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three (3) Business Days unless the Administrative Agent and such Issuing Bank shall otherwise agree) a written notice pursuant to, and in accordance with, Section 9.01 requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the Agreed Currency applicable thereto, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. If requested by an Issuing Bank, the applicable Borrower also shall submit a letter of credit application, continuing agreement and/or other similar agreement on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by any Borrower to, or entered into by any Borrower with, the relevant Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the LC Exposure shall not exceed the sum of the total Applicable LC Sublimits of all of the Issuing Banks, (ii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the Total Revolving Credit Exposure shall not exceed the aggregate Revolving Commitments, (iii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of each Lender’s Revolving Credit Exposure shall not exceed such Lender’s Revolving Commitment and (iv) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the aggregate face amount of all Letters of Credit issued and then outstanding by any Issuing Bank shall not exceed such Issuing Bank’s Applicable LC Sublimit.

(c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the relevant Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date two years after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after such extension); provided that (A) each Existing U.S. Bank Letter of Credit shall be permitted to have the original expiration date for such Existing U.S. Bank Letter of Credit as set forth on Part B of Schedule 2.06 so long as such date is two years or less from the Amendment No. 2 Effective Date (but, for the avoidance of doubt, other than such original expiration date, each such Existing U.S. Bank Letter of Credit and any amendment or extension thereof shall comply with this Section 2.06(c) in all respects) and (B) each Designated Letter of Credit shall be permitted to have the original expiration date for such Designated Letter of Credit as set forth on Schedule I of the Designated Letter of Credit Agreement applicable to such Designated Letter of Credit so long as such date is two years or less from the effective date of the Designated Letter of Credit Agreement applicable to such Designated Letter of Credit (but, for the avoidance of doubt, other than such original expiration date, each such Designated Letter of Credit and any amendment or extension thereof shall comply with this Section 2.06(c) in all respects) and (ii) the date that is five (5) Business Days prior to the Revolving Credit Maturity Date; provided that any Letter of Credit may contain customary automatic extension provisions agreed upon by the Company and the applicable Borrower and the relevant Issuing Bank pursuant to which the expiration date of such Letter of Credit (an “Auto Extension Letter of Credit”) shall automatically be extended for consecutive periods of up to twenty four (24) months (but, subject to the penultimate sentence of this Section 2.06(c), not to a date later than the date set forth in clause (ii) above). Unless otherwise directed by the relevant Issuing Bank, the Company and the applicable Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the relevant Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the date set forth in clause (ii) above. Notwithstanding the foregoing to the contrary, a Letter of Credit may expire up to one year beyond the Revolving Credit Maturity Date so long as the applicable Borrower cash collateralizes, such Letter of Credit in an amount equal to 105% of the face amount of such Letter of Credit in the manner described in Section 2.06(j) or provides a backup letter of credit in such amount and otherwise in form and substance reasonably acceptable to the relevant Issuing Bank and the Administrative Agent in their discretion, in each case no later than thirty (30) days prior to the Revolving Maturity Date. For the avoidance of doubt, if the Revolving Credit Maturity Date shall be extended pursuant to Section 2.25, “Revolving Credit Maturity Date” as referenced in this clause (c) shall refer to the Maturity Date as extended pursuant to Section 2.25; provided that, notwithstanding anything in this Agreement (including Section 2.25 hereof) or any other Loan Document to the contrary, the Revolving Credit Maturity Date, as such term is used in reference to the relevant Issuing Bank or any Letter of Credit issued thereby, may not be extended without the prior written consent of such Issuing Bank.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the relevant

EXHIBIT J [FORM OF]
DESIGNATED LETTER OF CREDIT AGREEMENT
[Date], 20

This Designated Letter of Credit Agreement (this “Agreement”), is made as of [Date], 20 by and among Hillenbrand, Inc. (the “Company”), [Name of Issuing Bank] (the “Designated Issuing Bank”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) for itself and the Lenders under the Credit Agreement referred to below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Reference is hereby made to the Fourth Amended and Restated Credit Agreement dated June 8, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto (collectively with the Company, the “Borrowers”) and the Administrative Agent.

WHEREAS, prior to the date hereof, the Designated Issuing Bank has issued certain letters of credit on a bilateral basis (not pursuant to the Credit Agreement) for the account of an account party that is the Company or any Subsidiary (or a Person that is a Subsidiary as of the date of this Agreement) which letters of credit are listed and described on Schedule I to this Agreement (the “Bilateral Letters of Credit”);

WHEREAS, the Company and the Designated Issuing Bank desire that, and the Administrative Agent is willing to agree that, the Bilateral Letters of Credit become Designated Letters of Credit under the Credit Agreement;

NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Designated Issuing Bank and the Administrative Agent hereby agree to enter into this Agreement.

1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

2.Designation. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that (i) this Agreement is a “Designated Letter of Credit Agreement” under (and as defined in) the Credit Agreement and (ii) the Bilateral Letters of Credit are Designated Letters of Credit under the Credit Agreement.

3.Conditions of Effectiveness. The effectiveness of this Agreement is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Agreement duly executed by the Company, the Designated Issuing Bank and the Administrative Agent.

4.Representations and Warranties of the Company. The Company hereby represents and warrants as follows as of the date hereof and after giving effect to the terms of this Agreement, including the deemed issuance of the Bilateral Letters of Credit under the Credit Agreement as

Designated Letters of Credit as of the date hereof, all as contemplated by Section 2.06(a) of the Credit Agreement:

(i)no Default or Event of Default has occurred and is continuing;

(ii) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date);

(iii)the list of the Bilateral Letters of Credit on Schedule I hereto is accurate and complete description of such Bilateral Letters of Credit;

(iv)the account party in respect of each Bilateral Letter of Credit is the Company or a Subsidiary;

(v)each Bilateral Letter of Credit satisfies all of requirements applicable to the issuance of a Letter of Credit under the Credit Agreement;

(vi)each Bilateral Letter of Credit expires on a date that is permitted under Section 2.06(c) of the Credit Agreement; and

(vii)(1) subject to Sections 2.04 and 2.11(b) of the Credit Agreement, the Dollar Amount of the LC Exposure does not exceed the sum of the total Applicable LC Sublimits of all of the Issuing Banks, (2) subject to Sections 2.04 and 2.11(b) of the Credit Agreement, the Dollar Amount of the Total Revolving Credit Exposure does not exceed the aggregate Revolving Commitments, (3) subject to Sections 2.04 and 2.11(b) of the Credit Agreement, the Dollar Amount of each Lender’s Revolving Credit Exposure does not exceed such Lender’s Revolving Commitment and (4) subject to Sections 2.04 and 2.11(b) of the Credit Agreement, the Dollar Amount of the aggregate face amount of all Letters of Credit issued and then outstanding by any Issuing Bank does not exceed such Issuing Bank’s Applicable LC Sublimit.

5.Loan Document. This Agreement is a Loan Document.

6.Governing Law.    This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7.Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

8.Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

HILLENBRAND, INC.,
as the Company

By     Name:
Title:

DESIGNATED ISSUING BANK],
as the Designated Issuing Bank

By     Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

By     Name:
Title:

SCHEDULE I

BILATERAL LETTERS OF CREDIT

Attached

SCHEDULE 2.06
EXISTING LETTERS OF CREDIT

PART A

Issuer	Beneficiary	LC #	Effective date	Termination date	$
JPMorgan Chase Bank, N.A. – New York	Discovery Property Casualty Insurance Company	CTCS-857421	28-Aug-19	15-Mar-23	$6,450,000.00

JPMorgan Chase Bank, N.A. – New York	Fanuc Corporation	NUSCGS037103	28-May-21	1-Jul-23	$7,767,895.29

JPMorgan Chase Bank, N.A. – New York	Zurich American Insurance Company	NUSCGS040171	1-Oct-21	1-Oct-22	$1,162,500.00

JPMorgan Chase Bank, N.A. – London	Lloyds Bank Plc	4L4S-763522	1-Oct-18	7-Aug-22	GBP 33,000.00

PART B

Issuer	Beneficiary	LC #	Effective date	Termination date	$
U.S. Bank National Association	BMZ Third Coast Partners	SLCSTL001324	28-Mar-23	30-June-25	$717,054.00

U.S. Bank National Association	Zachry-DL Joint Venture	SLCSTL001296	20-Jan-23	24-Jun-24	$590,639.00

U.S. Bank National Association	BMZ Third Coast Partners	SLCSTL001341	10-Apr-23	30-Jun-25	$233,315.00

U.S. Bank National Association	Solvay Specialty Polymers USA, LLC	SLCSTL001301	12-Dec-22	30-Nov-24	$1,904,585.00

U.S. Bank National Association	Reg Construction Technology, LLC	SLCSTL001342	27-Apr-23	30-Jun-25	$200,000.00

U.S. Bank National Association	Reg Construction Technology, LLC	SLCSTL001192	3-Mar-22	4-Jan-24	$363,014.60

U.S. Bank National Association	Wells Fargo Vendor Financial Servic	SLCSTL001104	13-May-21	30-Apr-24	$500,000.00

U.S. Bank National Association	Harford Fire Insurance Company	SLCSTL001166	10-Nov-21	1-Apr-24	$200,000.00

1232743.02-CHISR02A - MSW

U.S. Bank National Association	Hindustan Unilever Limited	SLCSTL001094	15-Jul-21	30-May-24	$8,944.40

U.S. Bank National Association	PK Makassar Tene	SLCSTL001171	8-Nov-21	30-Nov-23	$40,000.00

U.S. Bank National Association	China General Plastics Corp.	SLCSTL001149	10-Sept-21	30-Apr-24	$18,822.26

U.S. Bank National Association	State Bank of India	SLCSTL001095	5-May-21	13-May-24	$31,154.23

U.S. Bank National Association	POSCO	SLCSTL001170	23-Nov-21	29-Feb-24	$30,300.00

U.S. Bank National Association	L G Chem	SLCSTL001211	26-Apr-22	31-Oct-23	$36,582.00

U.S. Bank National Association	Zeppelin Systems India Pvt. Ltd.	SLCSTL001188	18-Mar-22	31-Aug-23	$9,000.00

U.S. Bank National Association	HSBC Bank USA NA	SLCSTL001272	8-Dec-22	31-May-24	$29,745.30

U.S. Bank National Association	Dalian Rubber and Plastics Machiner	SLCSTL001277	8-Nov-22	30-Apr-24	$15,000.00

U.S. Bank National Association	Indorama Corporation Pet Ltd.	SLCSTL001260	6-Oct-22	31-Jan-24	$22,500.00

U.S. Bank National Association	Asian Paints Ltd.	SLCSTL001297	7-Dec-22	16-Nov-23	$3,450.50

U.S. Bank National Association	Pt. Jawamanis Rafinasi	SLCSTL001345	20-Apr-23	27-Mar-24	$44,923.47

U.S. Bank National Association	Asian Paints Ltd.	SLCSTL001336	22-Mar-23	13-Mar-24	$19,369.00

1232743.02-CHISR02A - MSW